Q2 ‘20 Earnings Results (NYSE: STAR)

Forward-Looking Statements and Other Matters Statements in this presentation which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although iStar believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained. The Company undertakes no obligation to update or publicly revise any forward looking statement, whether as a result of new information, future events or otherwise. This presentation should be read in conjunction with our consolidated financial statements and related notes in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 and our Annual Report on Form 10-K for the year ended December 31, 2019. In assessing all forward-looking statements herein, readers are urged to read carefully all cautionary statements in our Form 10-K. Factors that could cause actual results to differ materially from iStar’s expectations include general economic conditions and conditions in the commercial real estate and credit markets, the effect of the COVID-19 pandemic on our business and growth prospects, the Company’s ability to grow its ground lease business directly and through SAFE, the Company’s ability to generate liquidity and to repay indebtedness as it comes due, additional loan loss provisions and asset impairments, the market demand for legacy assets the Company seeks to sell and the pricing and timing of such sales, changes in NPLs, repayment levels, the Company's ability to make new investments, the Company’s ability to maintain compliance with its debt covenants, the Company’s ability to generate income and gains from its portfolio and other risks detailed in “Risk Factors” in our 2019 Annual Report on Form 10-K, and any updates thereto made in our subsequent fillings with the SEC. Important Note re COVID-19: Readers of this presentation are cautioned that, due to the uncertainty created by the COVID-19 pandemic, our results for the quarter may not be indicative of our results for the remainder of 2020. Readers are urged to read our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 when it is filed with the SEC for a more fulsome discussion of our quarterly results, including the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections included therein. Note: Please refer to the “Glossary” section in the Appendix for a list of defined terms and metrics. Investor Relations Contact Jason Fooks Senior Vice President 212.930.9400 investors@istar.com 1

I. Highlights 2

Q2 ‘20 Update – Our Strategy Scale Strengthen Simplify Safehold Balance Sheet Business $840m $422m 14% (1) Legacy Asset Unrealized Gain Cash & Revolver Availability (1) (as of August 5, 2020) % of Portfolio $61m 2.2 Years $16m Ground Lease Investments with No Corporate Maturities Legacy Asset Made by Safehold Sales Proceeds (1) Presented using the market value of SAFE common stock is based on the August 5, 2020 closing stock price of $50.82. Unrealized gain based on difference between Gross Book Value of 3 $860m and market value of $1,700m of the share of SAFE common stock held by iStar.

Safehold Q2 ‘20 Highlights Investment in Safehold $1,700m Market Value(1) 100% $2.9b Ground Rent Safehold Ground Received Lease Portfolio $1.1b $840m Increase Unrealized Gain $860m $622m Gross Book Value Market Value(1) $210m 39% ~$900m Unrealized EPS Growth Purchasing Power Gain Year-Over-Year at Safehold $412m Gross Book Value 6/30/19 6/30/20 Note: $ in millions. (1) SAFE mark-to-market is based on the August 5, 2020 closing stock price of $50.82 with respect to 33.4m shares held by iStar vs. the June 30, 2019 closing stock price of $30.20 with 4 respect to 20.6m shares held by iStar.

Strong Balance Sheet with Improving Credit Metrics (Q2 ‘19 to Q2 ‘20) Unencumbered Debt Unsecured Debt / Asset Base UA / UD Maturity Profile Leverage(1) Total Debt(2) $3.4b 1.9x 1.5x 64% 2.2 Years with No Corporate Maturities $4.3b 2.0x 1.4x 68% Leverage (SAFE MTM) Note: Figures are presented using SAFE mark-to-market calculation based on the August 5, 2020 closing stock price of $50.82 with respect to 33.4m shares held by iStar vs. the June 30, 2019 closing stock price of $30.20 with respect to 20.6m shares held by iStar. (1) Leverage is calculated using debt, net of cash and adjusted total equity are presented gross of non-controlling interests, or “NCI”. Please refer to the “Capital Structure Overview” section of the presentation for more information. 5 (2) Includes only iStar’s share of Net Lease Venture I debt.

Legacy Asset Progress Short-Term Balance Long-Term Balance - Monetizing and recycling proceeds - Intent to further develop into ground lease business prior to monetization $563m $533m 15% $406m Reduction -29% since Q2 ‘19 $80m $50m Sales CapEx $286m (GBV) $227m Proceeds from Sales Q2 '19 Q2 '20 Q2 '19 Q2 '20 6

Earnings Results Q2 ‘20 Q2 ‘19 YTD ‘20 YTD ’19 Net Income (Loss) $362.7m $345.2m (Allocable to Common Shareholders) ($23.3m) ($44.8m) W.A. Shares 80.3m 82.0m (Diluted) 76.2m 76.8m EPS (Loss) $4.55 $4.26 (Diluted) ($0.31) ($0.58) Adj. Earnings (Loss) $386.7m $389.3m (Allocable to Common Shareholders) ($2.9m) $7.8m W.A. Shares 80.3m 82.0m (Diluted) 76.2m 77.0m AEPS (Loss) $4.85 $4.80 (Diluted) ($0.04) $0.10 7 Note: Please refer to the “Adjusted Earnings Reconciliation” section of the Appendix for more information with regard to the calculation of this metric.

Q2 ‘20 Investment Activity $113m $85m $16m $12m Loan, Net Lease, STAR Legacy Strategic Fundings(1) Repurchases CapEx 8 (1) Includes a $38m unconsolidated investment made within Net Lease Venture II.

# $5.7b Diversified Portfolio



Business Line(1)
Net Lease
$2,220m
39%
SAFE
$1,700m
30%
RE Finance
$771m
14%
Land &
Development
$552m
10%
Operating
Properties
$310m
5%
Cash
$81m
1%
Strategic
Investments
$57m
1%

## Q2 Cash Rent

| Business | Rent Received |
|---|---|
| SAFE | 100% |
| Net Lease *(Incl. Bowlero Agreement)** | 98% |
| RE Finance[2] | 94% |
| Operating Properties | 80% |

*Note: During the quarter, the Company agreed with Bowlero to apply $10 million of cash proceeds that iStar received from recent sales of bowling centers that were subject to the iStar-Bowlero master leases to cover $10 million of rent otherwise payable over the following months. In exchange, iStar terminated its commitment under the master leases to purchase $10 million of new bowling centers or to reduce Bowlero's rent if new centers were not acquired.



Property
Type(1)
Ground Leases
$1,725m
30%
Office
$989m
17%
Entertainment /
Leisure
$955m
17%
Land
$500m
9%
Industrial
$405m
7%
Condo
$336m
6%
Hotel
$262m
5%
Multifamily
$226m
4%
Retail
$176m
3%
Cash
$81m
1%
Other
$34m
1%



Geographic
Region(1)
Northeast
$1,988m
35%
West
$993m
17%
Mid Atlantic
$750m
13%
Southwest
$629m
11%
Central
$602m
11%
Southeast
$492m
9%
Various
$154m
3%
Cash
$81m
1%

Note: Figures based on Gross Book Value of the Company's total investment portfolio and includes 100% of the assets of iStar's consolidated joint ventures and the carrying value of iStar's investment in non-consolidated joint ventures and affiliates.
(1) SAFE is presented at market value based on the August 5, 2020 closing stock price of $50.82 with respect to 33.4m shares held by iStar.
(2) Excludes one remaining pre-existing legacy nonperforming loan.

9

STAR’s Equity Value per Share Common Equity per Share(1) Adj. Common Equity per Share(1) (Net of Depreciation, Amortization and CECL Allowance) (Gross of Depreciation, Amortization and CECL Allowance) $23.84 (w/ SAFE MTM) $19.55 +42% (w/ SAFE MTM) $16.78 +48% (w/ SAFE MTM) $13.18 $14.12 (w/ SAFE MTM) $12.72 $10.40 $8.16 Q2 '19 Q2 '20 Q2 '19 Q2 '20 Note: SAFE mark-to-market is based on the August 5, 2020 closing stock price of $50.82 with respect to 33.4m shares held by iStar vs. the June 30, 2019 closing stock price of $30.20 with respect to 20.6m shares held by iStar. Please refer to the “Adjusted Common Equity Reconciliation” section of the Appendix for more information. 10 (1) 2019 amounts are presented on a diluted basis for Series J Convertible Preferred shares which were converted into 16.5m shares of STAR common stock as of December 20, 2019.

II. Portfolio Overview 11

Safehold (NYSE: SAFE) SAFE Earnings  iStar’s investment Q2 ‘20 — 33.4m shares (65.4% of shares outstanding)(1) — Gross Book Value $860m or $25.71 per share Revenue $37.4m — Market value of $1.7b based on closing price of $50.82 per share on August 5, 2020 Net Income $12.6m EPS $0.24 Office Northeast $1,734m $1,271m 62% 45% >60 yrs 89% West $630m 23% Hotel Geographic Lease Term Property Type $533m Region Remaining 19% (w/ Extensions) <20 yrs 8% Central $83m Mid Atlantic 20-60 yrs 3% Southeast $374m 3% 13% Other Multifamily $212m Southwest $20m $512m 8% $228m 1% 18% 8% Note: $ in millions. Graphs are presented as Gross Book Value of SAFE’s portfolio of $2,798m excluding $72m of forward commitments. Please refer to the SAFE Earnings Presentation for a Glossary of defined terms. 12 (1) iStar’s discretionary voting in SAFE is capped at 41.9% and will vote remaining shares with respect to any matter in the same proportions as SAFE’s non-iStar shareholders.

Net Lease Consolidated Assets Net Lease Wholly-Owned Total (100% Ownership) Venture I Consolidated (51.9% Ownership) Gross Book Value $1,253m $905m $2,158m Occupancy 97.8% 100.0% 98.6% Square Feet (000s) 9,998 5,707 15,705 W.A. Remaining Lease Term 18.3 yrs 16.5 yrs 17.5 yrs W.A. Yield 7.8% 8.0% 7.9% Entertainment / Central Leisure Northeast $397m >10 Years $522m 18% 77% $939m 43% Office 24% $928m 43% W.A. <1 Year Property Geographic Mid Atlantic Remaining 1% Various $366m Type $9m Region 17% Lease Term 1% 1-5 Years 11% Southeast $254m Southwest 12% 6-10 Years Industrial $326m 11% West 15% Ground Lease Retail $207m $57m 10% $284m $27m 13% 1% 3% 13 Note: $ in millions. Please refer to the “Glossary” section of the Appendix for additional details regarding definitions and calculations.

Net Lease Venture II NLJV II (51.9% Ownership) Gross Book Value $238m Net Lease Venture II is Occupancy 100.0% unconsolidated and 51.9% owned by iStar. Presented Square Feet (000s) 2,273 here at the venture level. W.A. Remaining Lease Term 13.1 yrs W.A. Yield 9.9% Southeast Industrial $85m 6-10 Years $200m 36% 61% 84% W.A. >10 Years Mid Atlantic 39% Property Geographic $84m Remaining 35% Lease Term Type Region Office $38m West 16% $69m 29% 14 Note: $ in millions. Table and pie charts presented at the venture level. Please refer to the “Glossary” section of the Appendix for additional details regarding definitions and calculations.

Real Estate Finance Portfolio W.A. Last $ W.A. W.A. Maturity Loans ($) LTV Yield (yrs) First mortgages / Senior debt(1) $537m 54% 7.2% 1.8 Mezzanine / Subordinated debt(1) 218m 77% 9.2% 2.8 Total Performing Loans $755m 61% 7.8% 2.1 NPLs 16m Total Real Estate Finance $771m Real Estate Finance Portfolio Breakdown Hotel Condo $179m West $180m 23% $211m 23% Floating Northeast 27% 76% $306m 40% Rate Geographic Other Property (2) $25m Type Type Region 3% Various $88m Office Multifamily 11% $51m $167m 7% Fixed 22% 24% Retail Central Mid Atlantic $78m $69m Land $13m 10% 9% $100m Southwest Southeast 2% 13% $16m $59m 2% 8% Note: $ in millions. Includes $40m consolidated first mortgage participations not held by iStar. Excludes financing receivable included in other lending investments and CECL allowances. Please refer to the “Glossary” section of the Appendix for additional details regarding definitions and calculations. (1) Includes $25m of other lending investments in first mortgages / senior debt and $88m of other lending investments in mezzanine / subordinated debt. 15 (2) Excludes one remaining pre-existing legacy nonperforming loan.

Legacy Asset Update Legacy Asset Balance Short-Term vs. Long-Term $1,739m $177m -53% $533m Long-Term $629m $819m $16m $252m $286m Short-Term(1) $933m $552m Q4 '17 Q2 '20 Land & Development Operating Properties (Legacy) NPLs Note: Figures in millions. 16 (1) The Company intends to monetize the bulk of its short-term legacy assets as quickly as reasonably possible over the next 12 to 24 months.

III. Capital Structure 17

Capital Structure Overview As of 6/30/20 Common Equity Adjusted $617m (1) Common Credit Metrics 6/30/20 SAFE MTM Adjusted Equity Total Equity Acc. D&A/CECL Allow. - $344m(3) $1.0b Cash $81m $81m $1.5b Debt, net of cash $3,202m $3,202m Noncontrolling Interest - $219m(4) Total Equity, gross of NCI $1,114m $1,974m Preferred Equity - $305m(5) Adj. Total Equity, gross of NCI $1,486m $2,325m Leverage(2) 2.2x 1.4x Shares Shares Outstanding (Basic) 75.6m 75.6m Common Equity $617m $1,477m Book Equity per Share $8.16 $19.55 Adjusted Common Equity $961m $1,801m Senior Secured Debt Total Debt Unsecured Debt (6) Adj. Book Equity per Share $12.72 $23.84 $2.1b $1.2b(7) $3.3b Liquidity Cash $81m $81m Revolving Credit Facility $350m $350m Availability Total Liquidity $431m $431m Note: Please refer to the “Adjusted Common Equity Reconciliation” section of the Appendix for more information. (1) SAFE mark-to-market calculations based on the August 5, 2020 closing stock price of $50.82 with respect to 33.4m shares held by iStar. (2) Corporate leverage is the ratio of total debt less cash and cash equivalents divided by Adjusted Total Equity, gross of NCI. (3) Includes accumulated depreciation, amortization, CECL allowance, and iStar’s proportionate share of accumulated depreciation and amortization relating to equity method investments. (4) Includes $27m of the proportionate share of accumulated depreciation and amortization relating to noncontrolling interests. (5) Represents liquidation preference of preferred equity. 18 (6) Debt is presented net of fees and discounts. (7) Includes $486m of consolidated, asset-specific non-recourse mortgage debt of Net Lease Venture I.

Corporate Debt Maturity Profile 4.4 years 2.2 years Debt Profile w.a. maturity with no corporate 2022 debt maturities Sep. $400m 5.25% Sep. 288m 3.125% $688m $775m 2023 Jun. $492m L + 275 $288m 2024 No corporate debt maturities $550m Oct. $775m 4.75% $492m 2025 $400m Aug. $550m 4.25% 2035 Oct. $100m L + 150 Non-Recourse Mortgage Financings(1) $100m Various / W.A. $721m 4.38% Total / W.A. $3,325m 4.15%(2) Unsecured Debt Secured Term Loan Convertible Notes Revolver Note: $ in millions. Excludes extension options. (1) Represents individual non-recourse mortgages on net lease assets, including consolidated mortgage debt on assets held by Net Lease Venture I. 19 (2) Rates presented after giving effect to interest rate hedges.

IV. Appendix 20

Consolidated Statements of Operations Three Months Six Months Ended June 30, Ended June 30, 2020 2019 2020 2019 Revenues Operating lease income $46,812 $55,185 $94,158 $114,100 Interest income 15,439 20,341 32,655 40,716 Interest Income from sales-type leases 8,295 3,817 16,650 3,817 Other income 10,292 10,050 30,660 24,863 Land development revenue 15,577 9,075 95,752 21,774 Total revenues $96,415 $98,468 $269,875 $205,270 Cost and Expenses Interest expense $41,950 $43,752 $85,341 $90,329 Real estate expense 14,276 22,038 36,774 47,978 Land development cost of sales 16,287 9,236 93,346 23,684 Depreciation and amortization 14,300 13,718 28,786 29,386 General and administrative 14,254 17,598 32,256 34,448 General and administrative – stock-based compensation 4,744 9,705 21,014 13,954 Provision for loan losses 2,067 110 6,070 13 Provision for net investment in leases 534 - 1,826 - Impairment of assets 4,783 1,102 6,491 4,953 Other expense 203 11,883 277 12,391 Total costs and expenses $113,398 $129,142 $312,181 $257,136 Income from sales of real estate 62 220,523 62 229,930 Income (loss) from operations before earnings from equity method investments and other items ($16,921) $189,849 ($42,244) $178,064 Earnings from equity method investments 2,586 3,640 19,198 8,949 Selling profit from sales-type leases - 180,416 - 180,416 Income tax (expense) benefit (28) (214) (88) (240) Loss on early extinguishment of debt - - (4,115) (468) Net income (loss) ($14,363) $373,691 ($27,249) $366,721 Net (income) loss attributable to noncontrolling interests (3,098) (2,852) (5,789) (5,323) Net income (loss) attributable to iStar ($17,461) $370,839 ($33,038) $361,398 Preferred dividends (5,874) (8,124) (11,748) (16,248) Net income (loss) allocable to common shareholders ($23,335) $362,715 ($44,786) $345,150 21 Note: $ in thousands.

Earnings per Share Three Months Six Months Ended June 30, Ended June 30, Earnings Information for Common Shares 2020 2019 2020 2019 Net income (loss)(1) Basic ($0.31) $5.67 ($0.58) $5.24 Diluted ($0.31) $4.55 ($0.58) $4.26 Adjusted earnings (loss) Basic ($0.04) $6.04 $0.10 $5.91 Diluted ($0.04) $4.85 $0.10 $4.80 Weighted average shares outstanding Basic 76,232 64,019 76,838 65,873 Diluted (for net income) 76,232 80,259 76,838 82,011 Diluted (for adjusted earnings) 76,232 80,259 76,995 82,011 Common shares outstanding at the end of period 75,559 62,202 75,559 62,202 Note: In thousands, except per share data. (1) Allocable to common shareholders after the effect of preferred dividends, non-controlling interests and income from sales of real estate. 22

Adjusted Earnings Reconciliation Three Months Six Months Ended June 30, Ended June 30, 2020 2019 2020 2019 Net income (loss) allocable to common shareholders ($23,335) $362,715 ($44,786) $345,150 Add: Depreciation and amortization 15,675 14,305 30,731 29,740 Add: Stock-based compensation expense 4,744 9,705 21,014 13,954 Add: Non-cash loss on early extinguishment of debt/preferred - - 799 468 Adjusted earnings (loss) allocable to common shareholders ($2,916) $386,725 $7,758 389,312 Note: $ in thousands. In 2019, we announced a new business strategy that would focus our management personnel and our investment resources primarily on scaling our Ground Lease platform. As part of this strategy, we accelerated the monetization of legacy assets, reducing our legacy portfolio to approximately 17% of our overall portfolio as of June 30, 2020, and deployed a substantial portion of the proceeds into additional investments in SAFE and new loan and net lease originations relating to the Ground Lease business. Management has determined that, effective for the first quarter 2020, a modified non-GAAP earnings metric, designated "adjusted earnings," is the metric it uses to assess our execution of this strategy and the performance of our operations. Adjusted earnings reflects imp airment charges and loan provisions in the same period in which they are recognized in net income (loss) prepared in conformity with generally accepted accounting principles in the United States of America ("GAAP"), rather than in a later period when the asset is sold. We believe this change is appropriate as legacy asset sales become less central to our business, even though sales may be material to particular periods when they occur. Adjusted earnings is used internally as a supplemental performance measure adjusting for certain items to give management a view of income more directly derived from operating activities in the period in which they occur. Adjusted earnings is calculated as net income (loss) allocable to common shareholders, prior to the effect of depreciation and amortization, including our proportionate share of depreciation and amortization from equity method investments and excluding depreciation and amortization allocable to noncontrolling interests, stock-based compensation expense, the non-cash portion of loss on early extinguishment of debt and the liquidation preference recorded as a premium above book value on the redemption of preferred stock ("Adjusted Earnings"). All prior periods have been calculated in accordance with this definition. Adjusted Earnings should be examined in conjunction with net income (loss) as shown in our consolidated statements of operations. Adjusted Earnings should not be considered as an alternative to net income (loss) (determined in accordance with GAAP), or to cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, nor is Adjusted Earnings indicative of funds available to fund our cash needs or available for distribution to shareholders. Rather, Adjusted Earnings is an additional measure we use to analyze our business performance because it excludes the effects of certain non-cash charges that we believe are not necessarily indicative of our operating performance. It should be noted that our manner of calculating Adjusted Earnings may differ from the calculations of similarly-titled measures by other companies. 23

Consolidated Balance Sheets As of As of June 30, 2020 December 31, 2019 Assets Real Estate Real estate, at cost $1,742,633 $1,761,079 Less: accumulated depreciation (246,565) (233,860) Real estate, net 1,496,068 1,527,219 Real estate available and held for sale 32,163 8,650 Total real estate 1,528,231 1,535,869 Net investment in leases 413,736 418,915 Land and development, net 504,577 580,545 Loans receivable and other lending investments, net 801,707 827,861 Other investments 1,049,930 907,875 Cash and cash equivalents 80,666 307,172 Accrued interest and operating lease income receivable 10,691 10,162 Deferred operating lease income receivable, net 52,742 54,222 Deferred expenses and other assets, net 440,320 442,488 Total Assets $4,882,600 $5,085,109 Liabilities and Equity Accounts payable, accrued expenses and other liabilities $445,557 $424,374 Liabilities associated with properties held for sale 99 57 Loan participations, net 40,097 35,638 Debt obligations, net 3,283,062 3,387,080 Total Liabilities $3,768,815 $3,847,149 Total iStar shareholders’ equity $921,932 $1,040,422 Noncontrolling interests 191,853 197,538 Total Equity $1,113,785 $1,237,960 Total Liabilities and Equity $4,882,600 $5,085,109 24 Note: $ in thousands.

# Adjusted Common Equity Reconciliation

| | As of June 30, 2020 | As of June 30, 2019 |
|---|---|---|
| Total shareholders' equity | $921,932 | $1,123,633 |
| Less: Liquidation preference of preferred stock | (305,000) | (505,000)[2] |
| Common shareholders equity | $616,932 | $618,633 |
| Add: Accumulated depreciation and amortization[1] | 278,455 | 253,710 |
| Add: Proportionate share of depreciation and amortization within equity method investments | 38,784 | 26,115 |
| Add: CECL allowance *(June 30, 2019 balance represents general reserves)* | 27,213 | 12,520 |
| **Adjusted common equity** | **$961,384** | **$910,978** |

| | | |
|---|---|---|
| Common shares outstanding – basic | 75,559 | 62,202 |
| Common shares outstanding – pro forma Series J conversion | 75,559 | 78,702 |
| Common equity per share | $8.16 | $9.95 |
| Common equity per share diluted for Series J convertible preferreds | $8.16 | $10.40 |
| Common equity per share diluted for Series J convertible preferreds with SAFE MTM | $19.55 | $13.18 |
| Adjusted common equity per share | $12.72 | $14.65 |
| Adjusted common equity per share diluted for Series J convertible preferreds | $12.72 | $14.12 |
| Adjusted common equity per share diluted for Series J convertible preferreds with SAFE MTM | $23.84 | $16.78 |

Note: Amounts in thousands, except for per share data. SAFE mark-to-market based on the August 5, 2020 closing stock price of $50.82 with respect to 33.4m shares held by iStar vs. the June 30, 2019 closing stock price of $30.20 with respect to 20.6m shares held by iStar.

We use adjusted common equity, a non-GAAP financial measure, as a supplemental measure to give management a view of equity allocable to common shareholders prior to the impact of certain non-cash GAAP measures. Management believes that adjusted common equity provides a useful measure for investors to consider in addition to total shareholders equity because cumulative effect of depreciation and amortization expenses and CECL allowances calculated under GAAP may not necessarily reflect an actual reduction in the value of the Company's assets. Adjusted common equity should be examined in conjunction with total shareholders' equity as shown on the Company's consolidated balance sheet. Adjusted common equity should not be considered an alternative to total shareholders' equity (determined in accordance with GAAP), nor is adjusted common equity indicative of funds available for distribution to shareholders. It should be noted that our manner of calculating adjusted common equity may differ from the calculations of similarly-titled measures by other companies.

(1) Net of amounts allocable to non-controlling interests and includes accumulated depreciation and amortization associated with real estate available and held for sale.

(2) Includes $200.0m of liquidation preference attributable to our Series J convertible preferred shares which were converted in the fourth quarter of 2019.

iStar

25

# Q2 '20 Gross Book Value Reconciliation

| | Real Estate Finance | Net Lease | Operating Properties | Land & Development | Corporate / Other | Total |
|---|---|---|---|---|---|---|
| Real estate, net | - | $1,297 | $199 | - | - | $1,496 |
| Real estate available and held for sale | - | 27 | 6 | - | - | 32 |
| Net investment in leases | - | 414 | - | - | - | 414 |
| Land and development, net | - | - | - | $505 | - | 505 |
| Loans receivable and other lending investments, net | $758 | 44 | - | - | - | 802 |
| Real estate-related intangibles, net | - | 110 | 5 | - | - | 115 |
| Other investments | - | 898 | 58 | 37 | $57 | 1,050 |
| Net Book Value | $758 | $2,790 | $267 | $542 | $57 | $4,414 |
| Add: Accumulated depreciation and CECL allowance | $13 | $243 | $16 | $10 | - | $281 |
| Add: Accumulated amortization related to intangibles | - | 23 | 12 | - | - | 35 |
| Add: Proportionate share of joint venture accumulated depreciation and amortization | - | 23 | 15 | - | - | 38 |
| Gross Book Value | $771 | $3,079 | $310 | $552 | $57 | $4,768 |
| Add: Cash | - | - | - | - | $81 | $81 |
| Add: SAFE MTM(1) | - | $840 | - | - | - | 840 |
| Portfolio Gross Book Value | $771 | $3,919 | $310 | $552 | $138 | $5,689 |

iStar

Note: $ in millions. Figures in this table may not foot due to rounding.
(1) SAFE mark-to-market based on the August 5, 2020 closing stock price of $50.82 with respect to 33.4m shares held by iStar vs. Gross Book Value of $860m.

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Glossary Funding / Capex Acquisition price, capitalized acquisition costs, capital expenditures, contributions to equity method investments, (Net Lease, Operating Properties, Land & Development) capitalized payroll and capitalized interest. Funding / Capex Cash funded on loans, plus deferred interest capitalized to the loan balance, exclusive of original issued discount, (Real Estate Finance) origination and arrangement fees held back at origination. Basis assigned to physical real estate property (land & building), net of any impairments taken after acquisition date and net of basis reductions associated with unit / parcel sales, plus our basis in equity method investments, Gross Book Value plus lease related intangibles, capitalized leasing costs and excluding accumulated depreciation and (Net Lease, Operating Properties, Land & Development) amortization, and for equity method investments, excluding the effect of our share of accumulated depreciation and amortization. Principal funded including any deferred capitalized interest receivable, plus protective advances, exit fee Gross Book Value receivables and any unamortized origination / modification costs, less purchase discounts and specific reserves. (Real Estate Finance) This amount is not reduced for general reserves (prior to 2020), or CECL allowances (beginning in 2020). Net Book Value Gross Book Value net of accumulated depreciation and amortization. (Net Lease, Operating Properties, Land & Development) Net Book Value Gross Book Value for Real Estate Finance less general reserve for loan loss (prior to 2020) and CECL allowances (Real Estate Finance) (beginning in 2020). Net Operating Income Operating lease income and other income less operating expenses. Proceeds Includes sales price for assets sold, less selling costs, less seller financing plus return of capital and distributed (Net Lease, Operating Properties, Land & Development) proceeds arising from sales within our equity method investments. Proceeds Collection of principal, deferred and capitalized interest, exit fees, origination fees previously netted against (Real Estate Finance) principal at inception, or original issue discount. Includes proceeds from sales of securities. Yield Calculated as Net Operating Income for the quarter, annualized, divided by the average Gross Book Value during (Net Lease) the period. Yield Interest income, for the quarter, annualized, divided by the average Gross Book Value of Real Estate Finance. (Real Estate Finance) Disclaimer: Set forth in the Glossary are the current definitions of certain items that we use in this presentation. This Glossary is intended to facilitate a reader’s understanding of this presentation. There can be no assurance that we will not modify these terms in future presentations as we deem necessary or appropriate. 27